                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            INFORMATION REQUIRED IN
                                PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant (X)
Filed by a party other than the registrant  ( )
Check the appropriate box:
( ) Preliminary proxy statement
( ) Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
(X) Definitive proxy statement
( ) Definitive additional materials
( ) Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              GELMAN SCIENCES INC.
                (Name of registrant as specified in its charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      (X)  $125 per Exchange Act Rules-0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
or Item 22(a)(2) of Schedule 14A
      ( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
      ( ) Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.
          (1) Title of each class of securities to which transaction applies:
          _____________________
          (2) Aggregate number of securities to which transaction applies:
          _____________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:____________________________________________
          (4) Proposed maximum aggregate value of transaction:
              ____________________________
          (5) Total fee paid:  $____________________________
      ( )  Fee paid previously with preliminary materials
      ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount previously paid:
          ________________________________________________
          (2) Form, Schedule or Registration Statement no.: ___________________
          (3) Filing party:____________________________________________________
          (4) Date filed: _____________________________________________________

                              GELMAN SCIENCES INC.

                             600 SOUTH WAGNER ROAD

                           ANN ARBOR, MICHIGAN 48103

                                                               November 15, 1995

To our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on Friday, December 15, 1995, at 11:00 a.m. at the Board of Governors Room, American Stock Exchange, 86 Trinity Place, New York, New York 10006.

     This year we will elect three directors whose term will expire at the 1998 Annual Meeting. The shareholders will also be asked to ratify and approve the issuance of warrants to non-employee directors since September 1, 1992. The shareholders will consider and vote on a proposed Non-Employee Director Stock Plan. Further, the shareholders will be requested to approve and ratify the adoption of an Executive Stock Ownership Plan. Enclosed with this letter is (1) a Notice of Annual Meeting, (2) a Proxy Statement which contains information with respect to the nominees, as well as the other directors who will continue in office, and (3) the Company's 1995 Annual Report.

     It is important that your shares be voted, and we hope that you will be able to attend the Annual Meeting. We urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Annual Meeting in person.

                                            Sincerely,

                                            Charles Gelman
                                            Chairman

                              GELMAN SCIENCES INC.
                             600 SOUTH WAGNER ROAD
                           ANN ARBOR, MICHIGAN 48103

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 15, 1995

     The Annual Meeting of Shareholders of Gelman Sciences Inc., a Michigan corporation (the "Company"), will be held at the Board of Governors Room, American Stock Exchange, 86 Trinity Place, New York, New York 10006, on December 15, 1995, at 11:00 a.m., local time, for the following purposes:

          1. To elect three directors to serve until the 1998 Annual Meeting of Shareholders and until a successor is elected and qualified.

          2. To ratify and approve the issuance of warrants to non-employee directors since September 1, 1992.

          3. To ratify and approve a proposed Non-Employee Director Stock Plan.

          4. To ratify and approve the adoption of an Executive Stock Ownership Plan.

          5. To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on November 6, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend, please fill in, date, sign and return the enclosed proxy card in the envelope provided. If you attend the meeting, you may withdraw your proxy and vote your own shares.

     A copy of the Annual Report of the Company for the fiscal year ended July 31, 1995, accompanies this notice.

                                          By Order of the Board of Directors

                                          Edward J. Levitt
                                          Secretary

Ann Arbor, Michigan
November 15, 1995

                  ALL SHAREHOLDERS ARE REQUESTED TO SIGN, DATE
                      AND RETURN THE ACCOMPANYING PROXY IN
                             THE ENCLOSED ENVELOPE

                              GELMAN SCIENCES INC.

                             600 SOUTH WAGNER ROAD

                           ANN ARBOR, MICHIGAN 48103

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 15, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of the accompanying proxy to be voted at the Annual Meeting of Shareholders to be held on Friday, December 15, 1995, at 11:00 a.m. local time and at any adjournment thereof. Shares represented by duly executed proxies in the accompanying form received by the Board of Directors prior to the meeting will be voted at the meeting. A shareholder who signs and returns a proxy in the accompanying form may revoke it prior to or at the meeting by giving notice to the Secretary.

     The close of business on November 6, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting ("Record Date"). On that date the Company had outstanding 7,827,515 shares of common stock, par value $.10 per share ("Common Stock"), each of which is entitled to one vote. For information concerning principal shareholders, see the section captioned "Principal Shareholders," below.

     The mailing address of the principal executive offices of the Company is 600 South Wagner Road, Ann Arbor, Michigan 48103-9019. This Proxy Statement, together with the related Proxy Card and the Company's 1995 Annual Report to Shareholders, is being mailed to the shareholders of the Company on or about November 15, 1995.

                             ELECTION OF DIRECTORS

     Three directors are to be elected at the 1995 Annual Meeting. The Board of Directors proposes that Kim A. Davis, Dr. Saul H. Hymans and Dr. Nina I. McClelland, each of whose term as director is expiring be re-elected. These nominees would serve until the 1998 Annual Meeting and until their successors are elected and qualified. Set forth below for the nominees for director and for each director whose term will continue after the 1995 Annual Meeting is a brief statement, including age, principal occupation and business experience during the past five years. The number of shares of the Company Common Stock beneficially owned by each such person is shown under the caption "Security Ownership of Management," below. Proxies on which no choice is marked will be voted in favor of the election of each nominee. If any nominee should be unable or unwilling to serve, it is intended that proxy votes will be cast for a substitute nominee designated by the Board of Directors, unless authority to vote for the election of directors is specifically withheld. Under Michigan law and the Company's charter documents, if a quorum is present at the meeting, the three persons who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or by proxy and entitled to vote will be elected as directors. The Board of Directors has no reason to believe that Mr. Davis, Dr. Hymans or Dr. McClelland will be unable or unwilling to serve if elected.

                      DIRECTORS AND NOMINEES FOR DIRECTOR

                            (TERM EXPIRING IN 1995)

                                                          PRINCIPAL OCCUPATION
                                                          FOR PAST FIVE YEARS
          NAME              AGE                          AND OTHER INFORMATION
-------------------------   ---         --------------------------------------------------------
Kim A. Davis.............   44          Since May 1993, President and Chief Operating Officer of
                                        the Company; from January 1991 to May 1993, Chief
                                        Operating Officer of Promega Corporation
                                        (biotechnology); Director of the Company since March
                                        1995
Saul H. Hymans...........   58          Professor of Economics and Statistics, and Director,
                                        Research Seminar in Quantitative Economics, The
                                        University of Michigan; Director of the Company since
                                        1980
Nina I. McClelland.......   66          Since May 1995, President of Nina I. McClelland, LLC
                                        (consulting services); from January 1995 to May 1995,
                                        Chairman, National Sanitation Foundation International,
                                        Ann Arbor, Michigan; until January 1995, Chairman of the
                                        Board of Directors, President, Chief Executive Officer
                                        and Treasurer of National Sanitation Foundation, Ann
                                        Arbor, Michigan; Adjunct Professor, School of Public
                                        Health, The University of Michigan; Director of the
                                        Company since 1989

                            (TERM EXPIRING IN 1997)

                                                          PRINCIPAL OCCUPATION
                                                          FOR PAST FIVE YEARS
          NAME              AGE                          AND OTHER INFORMATION
-------------------------   ---         --------------------------------------------------------
Robert M. Collins........   64          Since April 1991, an Independent Consultant (business
                                        strategy); from 1990 to April 1991, President, Cobe
                                        Laboratories Inc.; from 1989, Chief Executive Officer of
                                        Cobe Laboratories Inc.; Director of the Company since
                                        1994
Charles Gelman...........   63          Chairman of the Board of Directors and Chief Executive
                                        Officer of the Company; President of the Company until
                                        April 1988 and from October 1990 to May 1993; Director
                                        of the Company since 1959
Charles Newman...........   54          President of ReCellular Inc. (remanufacturer of cellular
                                        phones) since 1989; Director of the Company since 1992

                            (TERM EXPIRING IN 1996)

                                                          PRINCIPAL OCCUPATION
                                                          FOR PAST FIVE YEARS
          NAME              AGE                          AND OTHER INFORMATION
-------------------------   ---         --------------------------------------------------------
John A. Geishecker,
  Jr.....................   58          Vice President, Corporate Finance, Rule Industries, Inc.
                                        (diversified manufacturer), Gloucester, Massachusetts;
                                        Director of the Company since 1978
Hajime Kimura............   45          President and Chief Executive Officer of JMS Co., Ltd.
                                        (medical supplier) since October 1991; from August 1991
                                        to October 1991, Managing Director, International
                                        Operations of JMS Co., Ltd.; from August 1989 to August
                                        1991, Director, Head of Tokyo office of JMS Co., Ltd.;
                                        Director of the Company since 1994

---------------

     John A. Geishecker, Jr., is a director of Rule Industries, Inc.; Dr. McClelland serves as a director of First of America Bank -- Ann Arbor.

     There are and during the past five years there have been no legal proceedings material to an evaluation of the ability of any director or executive officer of the Company to act in such capacity or of his or her integrity.

COMMITTEES

     The Company has a standing Executive Committee which consists of Charles Gelman and John A. Geishecker, Jr. During the fiscal year ended July 31, 1995, the Executive Committee held three meetings. The Executive Committee meets on call and has authority to act on most matters during the intervals between meetings of the Board of Directors.

     The Audit Committee of the Board of Directors, which consists of John A. Geishecker, Jr., Saul H. Hymans and Charles Newman, met one time during the fiscal year ended July 31, 1995. The functions performed by the Audit Committee are: (1) nominating the Company's independent auditors for approval by the Board of Directors, (2) reviewing with the independent auditors the scope, cost and results of the auditing engagement, (3) reviewing and approving fees for audit and nonaudit professional services provided by the independent auditors, (4) reviewing the reports submitted by the independent auditors and (5) reviewing the adequacy of the Company's system of internal accounting controls.

     The Board of Directors has no nominating committee or committee performing similar functions. The functions normally performed by such a committee are the responsibility of the entire Board of Directors.

     The Company has a Compensation Committee which consists of Robert M. Collins, John A. Geishecker, Jr., and Nina I. McClelland. The Compensation Committee met three times during the fiscal year ended July 31, 1995. The Compensation Committee recommends to the Board of Directors compensation arrangements for senior management and directors, recommends to the Board compensation plans in which officers or directors are eligible to participate, and grants options under the 1988 Stock Plan.

     The Board of Directors met four times during the fiscal year ended July 31, 1995. Dr. Hajime Kimura attended less than 75% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     During the fiscal year ended July 31, 1995, each director of the Company, other than Charles Gelman and Kim A. Davis, received a retainer of $4,000 and was paid $2,000 per board meeting attended. Directors Saul H. Hymans, Nina I. McClelland and Charles Newman were also each paid $1,200 for committee work. Mr. Gelman and Mr. Davis, as employees of the Company, were not compensated separately for attendance at board or committee meetings. During the fiscal year, no other non-employee directors received compensation for committee work.

     At the September 20, 1995, Board of Directors meeting, the compensation of each non-employee director was increased to $2,000 per day for each day on which such a director attends a meeting of the Board of Directors starting September 20, 1995. At that same meeting, the Board of Directors voted to compensate non-employee directors, effective September 20, 1995, who are members of the Audit Committee or the Compensation Committee in the amount of $1,000 per meeting attended on a day separate from a day on which a meeting of the Board of Directors is held.

     Dr. Hajime Kimura was granted a stock warrant for 9,000 shares at the closing price on the American Stock Exchange on September 1, 1994, of $14.25 per share, for his appointment to the Board, effective September 2, 1994.

     At the September 20, 1995, Board of Directors meeting, the Board of Directors adopted a Non-Employee Director Stock Plan, subject to shareholder approval at the forthcoming Annual Meeting of Shareholders, under which a newly elected non-employee director is to receive upon initial election to office an option to purchase 9,000 shares and on each July 31 following reelection to office an option to purchase 1,000 shares, the price of the shares being the closing price per share of Common Stock on the American Stock Exchange on the last trading day immediately preceding the date of grant. A more detailed discussion of this plan is set forth under the caption "PROPOSAL TO APPROVE NON-EMPLOYEE DIRECTOR STOCK PLAN," below.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish copies of all such Section 16(a) reports to the Company.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the last fiscal year all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                     PROPOSAL TO APPROVE WARRANTS ISSUED TO
                 NON-EMPLOYEE DIRECTORS SINCE SEPTEMBER 1, 1992

     The Board of Directors recommends the ratification and approval of the issuance of warrants for a total of 40,500 shares of the Common Stock of the Company to non-employee directors since September 1, 1992. Each warrant is subject to an agreement prohibiting exercise within six months following the date of grant. The per share exercise price of each warrant is the closing price per share of the Common Stock of the Company on the American Stock Exchange on the last trading day immediately preceding the date of grant. The names of the directors who were granted any such warrant, the date of grant, the number of shares subject to each warrant and the exercise price are as set forth below (number of shares and exercise price have been adjusted to take into account any stock splits that occurred subsequent to date of grant). Warrants issued to non-employee directors previous to September 1, 1992, were approved periodically by the shareholders of the Company.

                     NAME                  GRANT DATE           SHARES       EXERCISE PRICE($)
        ------------------------------  -----------------       ------       -----------------
        Robert M. Collins               June 17, 1994            9,000             10.920
        John A. Geishecker, Jr.         June 17, 1994            4,500             10.920
        Saul H. Hymans                  June 17, 1994            4,500             10.920
        Hajime Kimura                   September 2, 1994        9,000             14.250
        Nina I. McClelland              June 17, 1994            4,500             10.920
        Charles Newman                  September 2, 1992        4,500              3.333
                                        June 17, 1994            4,500             10.920
                                                                ------
        Total                                                   40,500
                                                                ======

     On October 31, 1995, the closing price per share of the Common Stock of the Company on the American Stock Exchange was $21.375.

     Under current federal income tax law, a director who was granted a warrant will not realize taxable income by reason of such grant. However, upon the exercise of a warrant, the excess of the fair market value over the exercise price of the shares purchased will be treated as compensation and will be taxed to the director at ordinary income rates. The Company will be entitled to a tax deduction in the amount of any compensation income realized by the director.

     The purpose of the issuance of these warrants was to align the interests of non-employee directors with the interests of shareholders of the Company, with the goal of maximizing return on shareholder investment.

     Unless instructed to abstain or to vote against the proposal, or authority to vote is withheld, the persons named in the accompanying proxy will vote the shares represented thereby in favor of the approval and ratification of the issuance. The issuance will be approved and ratified if a majority of the outstanding shares entitled to be voted at the meeting are voted in favor of the proposal. Under Michigan law and the Company's charter documents, if a quorum is present at the meeting, the proposal must be approved by a majority of the votes present in person or represented by proxy at the meeting. The withholding of a vote with respect to any share will have the practical effect of a vote against the proposal; a broker non-vote with respect to any share will not affect the passage of the proposal, since the share is not considered present for voting purposes.

     The Board of Directors, including the employee directors, recommends a vote FOR ratification and approval of all warrants.

              PROPOSAL TO APPROVE NON-EMPLOYEE DIRECTOR STOCK PLAN

     On September 20, 1995, the Board of Directors adopted a Non-Employee Director Stock Plan (the "Director Plan"), subject to approval and ratification by the Company's shareholders. The following summary describes the principal provisions of the Director Plan. A copy of this plan will be furnished without charge to any shareholder upon written request to the Company.

PURPOSE

     The purpose of the Director Plan is to provide non-employee directors of the Company an opportunity to participate in future appreciation in the share value of the Company's Common Stock, with the goal of maximizing return on shareholder investment. The opportunity to participate in stock appreciation is intended to enable the Company to attract and retain superior Board Members. Currently the Company has six directors eligible to participate in the Director Plan.

ADMINISTRATION

     The Director Plan will be administered by a committee (the "Committee") comprised of three or more directors or executive officers of the Company, each of whom may be (but need not be) an employee or employee-director of the Company, none of whom are eligible to participate in the plan. Only non-employee directors of the Company ("Participants") are eligible to participate in the plan.

     The Director Plan provides for the grant of options to purchase 9,000 shares of Common Stock upon each Participant's initial election as a director and an option to purchase an additional 1,000 shares of Common Stock on July 31 of each year following re-election to office. Each director may also elect to receive Common Stock in an amount equal to, and in lieu of, all or part of the fees that otherwise would be paid by the Company to such director as compensation for serving on the Board. For the purposes of such payment in Common Stock, a share of Common Stock will be valued at the closing price on the American Stock Exchange on the last trading day of the fiscal quarter prior to the scheduled date for payment of such fees.

TERMS OF OPTIONS

     Options may not be exercised during the first six months after grant, but may be exercised in whole or in part from time to time thereafter provided the Participant's status as a non-employee director of the Company has not changed and the Director Plan remains in effect. Options granted under the Director Plan which remain unexercised expire ten years after the date of the grant.

     The exercise price for options granted under the Director Plan shall be the closing price per share of the Common Stock on the American Stock Exchange on the last trading day immediately preceding the date of grant. The exercise price may be payable, at the election of the Participant, in cash or in shares of Common Stock valued at the closing price for the Common Stock on the American Stock Exchange on the last trading date immediately preceding the date of exercise.

     On October 31, 1995, the closing price of the Common Stock of the Company on the American Stock Exchange was $21.375.

     The Company will assist any Participant in effecting the exercise of an option by delivering to the Participant, in lieu of a certificate evidencing such shares, the amount by which the sale price of such shares exceeds the exercise price, after deducting applicable taxes and brokerage fees. Each Participant will receive an automatic grant of an additional option with an exercise price equal to the current market value of such shares for an equal amount of shares (subject to the plan limit) upon the exercise of an option through delivery of shares of Common Stock.

     The exercise price and the number of shares covered by each option will be adjusted by the Committee to prevent the dilution or enlargement of the rights of any Participant that would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or any merger, consolidation, reorganization or liquidation of the Company.

TRANSFERABILITY

     An option granted pursuant to the Director Plan is not transferable other than by will or the laws of descent and distribution. An option is exercisable during a Participant's lifetime only by the Participant, except that in the case of incompetence or disability of a Participant an option may be exercised on behalf of the Participant by his or her guardian or legal representative. In the event of the death of any Participant any option issued to that Participant which is exercisable on the date of death may be exercised for a period equal to the lesser of 180 days following the date of death or the expiration date of the option. In the event the Participant's service on the Board is terminated for any other reason, any option exercisable on the date of termination may be exercised by the Participant for a period equal to the lesser of 90 days following the date of termination or the expiration date of the option.

NUMBER OF SHARES SUBJECT TO THE PLAN

     The maximum number of shares of Common Stock with respect to which options may be granted under the Director Plan in any fiscal year of the Company is 41,000, subject to adjustment as a result of reorganization, recapitalization, stock splits, stock dividends or similar corporate transactions. There is no limit on the number of shares issuable in lieu of directors' fees. The shares underlying the options and those issuable in lieu of directors' fees may be either authorized and unissued shares or shares which have been reacquired by the Company.

AMENDMENTS; TERMINATION

     The Committee may amend the Director Plan from time to time and terminate the Plan; however, the Committee may not increase the maximum number of shares of Common Stock that may be issued under the plan, change the designation of eligible Participants, or cause Rule 16b-3 to cease to be applicable to the plan without approval of the shareholders of the Company. Moreover, neither the plan nor any stock option agreement issued thereunder may be amended more than once every six months other than to comport with changes in the Internal Revenue Code or ERISA.

TAX EFFECTS

     Under current federal income tax law, a director who is granted an option will not realize taxable income by reason of such grant. However, upon the exercise of an option, the excess of the fair market value over the option price of the shares of Common Stock purchased will be treated as compensation and will be taxed to the director at ordinary income rates. The Company will be entitled to a tax deduction in the amount of any compensation income realized by the optionee.

     Common Stock received by directors in lieu of fees will generally be taxable as ordinary income to the director at the time of receipt.

REQUISITE VOTE

     Unless instructed to abstain or to vote against the proposal, or authority to vote is withheld, the persons named in the accompanying proxy will vote the shares represented thereby in favor of the proposed Director Plan. The Director Plan will be adopted if a majority of the outstanding shares entitled to be voted at the meeting are voted in favor of such plan. Under Michigan law and the Company's charter documents, if a quorum is present at the meeting, the proposal must be approved by a majority of the votes present in person or represented by proxy at the meeting. The withholding of a vote with respect to any share will have the practical effect of a vote against the proposal; a broker non-vote with respect to any share will not affect the passage of the proposal, since the share is not considered present for voting purposes.

     On October 31, 1995, the closing price of the Common Stock of the Company on the American Stock Exchange was $21.375.

     The Board of Directors, including the employee directors, recommends a vote FOR ratification and approval of the Director Plan.

               PROPOSAL TO APPROVE EXECUTIVE STOCK OWNERSHIP PLAN

     On September 20, 1995, the Board of Directors adopted an Executive Stock Ownership Plan ("Executive Plan"), subject to shareholder approval and ratification. The Executive Plan is a feature of the Company's Executive Compensation Plan, also adopted by the Board on September 20, 1995. The following summary describes the principal provisions of the Executive Plan. A copy of the Executive Plan will be furnished without charge to any shareholder upon written request to the Company.

PURPOSE

     The purpose of the Executive Plan is to foster and promote the long-term growth and performance of the Company by requiring and enabling the acquisition of a significant personal equity interest in the Company by those Company executives upon whose judgment and efforts the Company is largely dependent for the successful conduct of its business. As equity holders, the Company executives will participate in future appreciation in the share value of the Company's stock, thus further aligning their interests with the interests of other shareholders of the Company, with the goal of maximizing return on shareholder investment. The opportunity to participate in Company stock appreciation should enable the Company to attract and retain key executives critical to the long-term success of the Company.

ADMINISTRATION

     The Executive Plan will be administered by a committee (the "Committee") of three or more members of the Board, none of whom will be an employee of the Company or eligible to participate in the plan. All decisions made by the Committee pursuant to the provisions of the plan and related orders or resolutions of the Board shall be final and conclusive.

     The Board or its compensation committee will make an annual determination as to the dollar amount of a bonus pool and the allocation of such pool among the Company's executive officers and other employees. Pursuant to the Executive Plan, it is the goal of the Company that each executive officer acquire and retain ownership of no fewer than that number of shares of the Company's Common Stock with a value equal to fifty percent (50%) of such executive's annual base salary, as adjusted from time to time. Consistent with that goal, if an executive owns shares in an amount equal in value to less than fifty percent (50%) of such executive's base salary, the annual bonus to that executive will be paid in the form of a specified amount of Common Stock, and the remainder of the bonus will be paid in cash. The number of shares of Common Stock paid to the executive will be sufficient to bring the value of the executive's Common Stock ownership up to fifty percent (50%) of the executive's base annual salary for that fiscal year, subject to the limitation that the value of the Common Stock component of the bonus paid to an executive with respect to any year will not exceed the lesser of thirty percent (30%) of that executive's annual bonus or ten percent (10%) of that executive's annual base salary for that year. The value of the shares an executive owns and the number of shares, if any, paid to that executive as part of the annual bonus is based upon the closing price per share of the Common Stock on the principal stock exchange on which the Common Stock is traded on July 31 (or the last trading day prior thereto if July 31 is not a trading day) of the fiscal year for which the bonus is awarded.

PARTICIPANTS

     The Company's chief executive officer, its chief operating officer, and all other executive officers of the Company are eligible to participate in the Executive Plan.

STOCK SUBJECT TO EXECUTIVE PLAN

     The aggregate number of shares of Common Stock which may be issued under the Executive Plan shall not exceed 100,000 shares. Such number of shares will be adjusted as a result of reorganization, capitalization, stock split, stock dividend, or similar corporate transaction. Such shares may be either authorized and unissued shares or shares which have been reacquired by the Company.

AMENDMENTS

     The Executive Plan may be terminated or suspended or amended from time to time by the Committee or the Board, with the provision that no amendment shall
(i) increase the maximum number of shares of Common Stock that may be issued under the plan (subject to the adjustments described above), (ii) change the designation of plan Participants, or (iii) cause Rule 16b-3 (or any successor rule) to cease to be applicable to the plan without further approval of the shareholders of the Company. The Executive Plan may also not be amended more than once every six months other than to comport with changes in the Internal Revenue Code or ERISA.

TERM OF PLAN

     The Executive Plan will remain in effect until all the Common Stock subject to it shall have been awarded pursuant to the provisions thereof, unless sooner terminated by the Board or the Committee.

REQUISITE VOTE

     Unless instructed to abstain or to vote against the proposal, or authority to vote is withheld, the persons named in the accompanying proxy will vote the shares represented thereby in favor of the proposed Executive Plan. The Executive Plan will be adopted if a majority of the outstanding shares entitled to be voted at the meeting are voted in favor of such plan. Under Michigan law and the Company's charter documents, if a quorum is present at the meeting, the proposal must be approved by a majority of the votes present in person or represented by proxy at the meeting. The withholding of a vote with respect to any share will have the practical effect of a vote against the proposal; a broker non-vote with respect to any share will not affect the passage of the proposal, since the share is not considered present for voting purposes.

The Board of Directors recommends a vote FOR ratification and approval of the Executive Plan.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended July 31, 1995 ("Fiscal 1995"); July 31, 1994 ("Fiscal 1994"); and July 31, 1993 ("Fiscal 1993") of
those persons who were, at July 31, 1995, the chief executive officer and the other four most highly compensated executive officers of the Company (the "Five Named Officers") and James J. Fahrner, who resigned from the Company in June 1995.

                                                                          LONG-TERM
                                   ANNUAL COMPENSATION                  COMPENSATION
                          --------------------------------------      AWARDS/SECURITIES
       NAME AND           FISCAL                                         UNDERLYING               ALL OTHER
  PRINCIPAL POSITION       YEAR       SALARY($)      BONUS($)(1)         OPTIONS(#)          COMPENSATIONS($)(3)
-----------------------   ------      ---------      -----------      -----------------      -------------------
Charles Gelman             1995        350,012         150,000              50,000                 157,179
  Chairman of the          1994        328,000         120,000              56,250                  46,637
  Board & CEO              1993        328,000          75,000             --                       14,624
Kim A. Davis               1995        233,870         150,000              50,000                  11,551
  COO & President          1994        186,000         120,000              56,250                   2,419
                           1993        186,000          60,000              56,250                     200
James C. Marshall          1995        152,200          14,000             --                       15,250
  Sr. Vice President       1994        152,200          30,000             --                       62,239
                           1993        152,200          30,000             --                       60,481
Robert L. Buker            1995        123,846          14,000             --                        6,018
  Vice President,          1994        140,000          15,000             --                        9,348
  Corp. Comm.              1993        116,645          15,000             --                        6,434
James J. Fahrner(2)        1995        122,961           0                  10,000                   4,094
  CFO, V.P.                1994        139,000          20,000             --                        9,595
  Finance & Treasurer      1993        139,000          20,000             --                        7,345
Mark Sutter                1995        106,923          31,760               5,000                   6,751
  V.P. R&D                 1994        100,000          30,000             --                        7,869
                           1993         84,962          25,000              18,000                   5,156

---------------
(1) Bonuses are shown in the fiscal year earned, but payment is deferred until the subsequent fiscal year. Mr. Davis' bonus for Fiscal 1993 was paid at the commencement of his employment.

(2) Mr. Fahrner resigned as Chief Financial Officer, V.P. Finance and Treasurer on June 16, 1995.

(3) "All Other Compensation" includes the following payments by the Company during the fiscal year ended July 31, 1995:

    (a) Employee Stock Ownership Plan: Mr. Gelman, $1,094; Mr. Davis, $1,094; Mr. Marshall, $1,094; Mr. Buker, $983; and Mr. Sutter, $1,094. Mr. Fahrner did not receive any payments under the plan for the fiscal year ended July 31, 1995.

    (b) Deferred Compensation Thrift Plan (401(k)): Mr. Gelman, $6,497; Mr. Davis, $9,155; Mr. Marshall, $6,629; Mr. Buker, $3,773; Mr. Fahrner, $3,323;
    and Mr. Sutter, $5,033.

    (c) Group Term Life Insurance: Mr. Gelman, $9,126; Mr. Davis, $840; Mr. Marshall, $1,465; Mr. Buker, $800; Mr. Fahrner, $465; and Mr. Sutter, $162.

    (d) In Fiscal 1995, Profit Sharing: Mr. Gelman, Mr. Davis, Mr. Marshall, Mr. Buker and Mr. Sutter each were paid $462. Mr. Fahrner was paid $306.

    (e) Mr. Gelman's other compensation includes $140,000 accrued for 10 year certain retirement benefit under his employment contract. Mr. Gelman entered into a new employment contract effective August 1, 1995. Under the terms of the new contract, the 10-year certain retirement benefit is no longer provided and the Company is no longer required to maintain the accrual.

    (f) Mr. Marshall's other compensation includes $5,600 for accrual of his termination payment under his employment contract.

     The following table sets forth additional information concerning stock option grants made during Fiscal 1995 to the Five Named Officers and Mr. Fahrner. These grants are also reflected in the Summary Compensation Table. In addition, in accordance with SEC disclosure rules, the hypothetical gain or "option spread" for each option grant is shown based on compound annual rate of stock price appreciation of 5% and 10% from the date of grant to the expiration date. The assumed rates of growth are prescribed by the SEC and are for illustration purposes only; they are not intended to predict future stock prices. The Company has not granted any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF
                                                                                              STOCK PRICE
                                                                                            APPRECIATION FOR
                                 INDIVIDUAL GRANTS                                            OPTION TERM
------------------------------------------------------------------------------------    ------------------------
                                     % OF TOTAL OPTIONS     EXERCISE OR
                       OPTIONS      GRANTED TO EMPLOYEES    BASE PRICE    EXPIRATION
        NAME          GRANTED(1)       IN FISCAL YEAR         ($/SH.)        DATE         5% ($)       10% ($)
--------------------  ----------    --------------------    -----------   ----------    ----------    ----------
Charles Gelman          50,000              26.5%              18.875       6/5/2005     1,537,500     2,447,844
Kim A. Davis            50,000              26.5%              18.875       6/5/2005     1,537,500     2,447,844
James C. Marshall        0               --                    --             --            --            --
Robert L. Buker          0               --                    --             --            --            --
James J. Fahrner(2)     10,000               5.3%              14.875     12/15/2004        93,550       237,050
Mark Sutter              5,000               2.6%              14.875     12/15/2004        46,775       118,535

---------------
(1) The 1988 Plan generally provides for granting of incentive stock options, non-qualified stock options and stock appreciation rights. The Company has not granted any stock appreciation rights. The 1988 Plan is administered by a committee of the Board of Directors. Subject to the limitations imposed by the 1988 Plan, the committee selects participants, determines the size of the grant, the option exercise price and the period of vesting. Pursuant to the 1988 Plan, the exercise price of an incentive stock option must be no less than the market price of a share of the Company's Common Stock on the date of the grant. The options granted to Mr. Gelman, Mr. Davis, Mr. Fahrner, and Mr. Sutter become exercisable one-fourth each year on and after the anniversary of the grant date. The exercise price must be paid in cash or, with the consent of the Board of Directors, in whole or in part in the Company's Common Stock or other property.

(2) Mr. Fahrner resigned on June 16, 1995. Under the terms of his Stock Option Agreement, to the extent exercisable at termination of employment, unexercised stock options are exercisable for a 90-day period. The stock option for 10,000 shares granted during Fiscal 1995 was not exercisable by Mr. Fahrner on the termination date, and expired. The options therefore have no present or future realizable value.

     The following table provides information concerning all exercises of stock options during Fiscal 1995 by the Five Named Officers and Mr. Fahrner and the fiscal year-end value of unexercised options on an aggregate basis.

AGGREGATE OPTION EXERCISE IN FISCAL 1995 AND FISCAL YEAR END OPTION VALUE TABLE.

                                                                           NUMBER OF
                                                                          SECURITIES            VALUE OF
                                                                          UNDERLYING           UNEXERCISED
                                                                          UNEXERCISED         IN-THE-MONEY
                                                                            OPTIONS              OPTIONS
                                                                          FY-END 1995          FY-END 1995

                            SHARES ACQUIRED                              EXERCISABLE/         EXERCISABLE/
          NAME                ON EXERCISE       VALUE REALIZED($)(1)     UNEXERCISABLE     UNEXERCISABLE($)(2)
-------------------------   ---------------     --------------------     -------------     -------------------
Charles Gelman                   37,500                312,375                0/68,750               0/217,906
Kim A. Davis                          0                      0           75,000/87,500         833,138/522,819
James C. Marshall                     0                      0           86,399/     0       1,367,005/      0
Robert L. Buker                  10,000                113,450           14,750/     0         231,848/      0
James J. Fahrner                 20,625                283,935                0/     0               0/      0
Mark Sutter                       2,000                 27,606            6,436/15,125         102,317/184,437

---------------
(1) Aggregate market value of the shares of Common Stock covered by the options on date of exercise less the exercise price of such options.

(2) Options are "in-the-money" if, on July 31, 1995, the market price of the Common Stock ($19.875) exceeded the exercise price of such option.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Charles Gelman. Pursuant to an employment agreement, Charles Gelman is employed as Chairman and Chief Executive Officer of the Company for a three-year term at an annual minimum salary of $350,000 plus bonus, as determined by the Board of Directors. The agreement provides for the use of an automobile by Mr. Gelman at no cost to him, and that Mr. Gelman has the right to participate in medical, disability, retirement and other benefit programs on the same terms and conditions as other executive employees of the Company. The active employment period under the agreement commenced August 1, 1995, and is automatically extended each year on August 1 for one additional year unless notice of termination is given. Employment terminates upon Mr. Gelman's death or disability. It also may be terminated by the Company with or without cause and/or by Mr. Gelman. Should there have been no change in control of the Company, upon termination by the Company without cause of Mr. Gelman's employment, Mr. Gelman is to receive termination compensation equal to his annual salary plus bonus in the year of termination, if the Company is then achieving or exceeding its projected performance plan, or an amount equal to his annual salary only, if the Company is not then achieving its projected performance plan, payable annually for the greater of the remaining balance of the agreement or two years. If there has been a change in control and Mr. Gelman resigns within one year of such a change or his employment is terminated by the Company without cause, Mr. Gelman is to receive termination compensation equal to his annual salary plus bonus in the year of termination, if the Company is then achieving or exceeding its projected performance plan, or an amount equal to his annual salary only, if the Company is not then achieving its projected performance plan, payable annually for the remaining balance of the agreement plus two years, the immediate vesting of all stock options and awards granted to him and the immediate payment of all incentive awards earned. The amount paid to Mr. Gelman in fiscal 1995 is set forth in the compensation table, above. Mr. Gelman's current annual salary is $350,000. As used in the agreement, "change in control" means, without the consent of the Board of Directors, acquisition of beneficial ownership of a majority of the outstanding voting shares of the Company, a tender offer consummated for at least thirty-three percent (33%) of the Company's Common Stock or acquisition of beneficial ownership of more than fifty-one percent (51%) of the total fair market value of the Company's assets by any person or entity (or more than one person or entity acting as a group), or replacement of a majority of the members of the Company's Board of Directors within a one year period by persons whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment.

     Kim A. Davis. Pursuant to an employment agreement, Kim A. Davis is employed as President and Chief Operating Officer of the Company for a three-year term at an annual minimum salary of $325,000 plus bonus, as determined by the Board of Directors. The agreement provides for the use of an automobile by Mr. Davis at no cost to him and for whole life insurance benefits in the amount of One Million Dollars with premiums payable by the Company, and that Mr. Davis has the right to participate in medical, disability, retirement and other benefit programs on the same terms and conditions as other executive employees of the Company. The active employment period under the agreement commenced August 1, 1995, and is automatically extended each year on August 1 for one additional year unless notice of termination is given by the Company. Employment terminates upon Mr. Davis' death or disability. Further, it may be terminated by the Company with or without cause or by Mr. Davis. Should there have been no change in control of the Company, upon termination by the Company without cause of Mr. Davis' employment, Mr. Davis is to receive termination compensation equal to his annual salary plus bonus in the year of termination, if the Company is then achieving or exceeding its projected performance plan, or an amount equal to his annual salary only, if the Company is not then achieving its projected performance plan, payable annually for the greater of the remaining balance of the agreement or two years. If there has been a change in control and Mr. Davis resigns within one year of such a change or his employment is terminated by the Company without cause, Mr. Davis is to receive termination compensation equal to his annual salary plus bonus in the year of termination, if the Company is then achieving or exceeding its projected performance plan, or an amount equal to his annual salary only, if the Company is not then achieving its projected performance plan, payable annually for the remaining balance of the agreement plus two years, the immediate vesting of all stock options and awards granted to him and the immediate payment of all incentive awards earned. The amount paid to Mr. Davis in fiscal 1995 is set forth in the compensation table, above. Mr. Davis' current annual salary is $325,000. As used in the agreement, "change in control" means, without consent of the Board of Directors, acquisition of beneficial ownership of a majority of the outstanding voting shares of the Company, a tender offer consummated for at least thirty-three percent (33%) of the Company's common stock or acquisition of beneficial ownership of more than fifty-one percent (51%) of the total fair market value of the Company's assets by any person or entity (or more than one person or entity acting as a group), or replacement of a majority of the members of the Company's Board of Directors within a one year period by persons whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment.

     James C. Marshall. Pursuant to an employment agreement, James C. Marshall is employed as Senior Vice President of the Company for a two-year term at an annual minimum salary of $142,000 plus an annual bonus award and other incentive compensation, as determined by the Board of Directors. The active employment period under the agreement is automatically extended each year on February 9th for one additional year unless notice of termination is given. The agreement also terminates upon Mr. Marshall's death or disability and may be terminated by the Company or Mr. Marshall with or without cause upon 30 days written notice. On termination of employment by the Company with or without cause, Mr. Marshall is entitled to a payment of three times his then current annual salary plus all amounts due under the remaining term of his employment agreement, as if the agreement had not been terminated. At a current annual salary of $152,200, Mr. Marshall would receive upon termination a payment of $456,600 plus any amount due under the remainder of the term of his employment agreement. On termination by Mr. Marshall of his employment with the Company or if his employment with the Company is terminated solely because he has reached his 65th birthday, Mr. Marshall is entitled to a payment of two times his annual salary; at his current salary, Mr. Marshall would receive a payment of $304,400. If Mr. Marshall's basic employment with the Company is terminated by reason of total disability, he is entitled to receive his annual salary for the period then remaining under his employment agreement with the Company, but he must perform supplemental employment duties as assigned by the Chief Executive Officer of the Company. The amount paid to Mr. Marshall in fiscal year 1995 pursuant to this agreement is set forth in the compensation table above.

     Robert L. Buker and Mark A. Sutter. Pursuant to Termination Benefit Agreements, upon termination, Messrs. Buker and Sutter, Executive Officers of the Company, each will be paid an amount equivalent to twelve months and six months, respectively, of his annual salary. Based on current annual salary, severance payments for Mr. Buker and Mr. Sutter would be $120,000 and $60,000, respectively. Each agreement provides that the Company must pay the severance payments when the Executive Officer is terminated unless he is terminated for committing an illegal act. Each agreement further provides that, should employment with the Company be terminated, either voluntarily or involuntarily, within twenty-four (24) months after a change of control of the Company, the Executive Officer will receive twice the amount under the normal severance arrangement. In addition, in the event of termination, each will receive reimbursement of his costs to obtain job placement services, not to exceed $7,500, and medical and health insurance coverage for a period ending on the earlier of the date which is twelve months from the date of his termination or the date he commences new employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission rules stipulate that the Compensation Committee of a public corporation must disclose specific reasoning in determination of the compensation which was paid in the last fiscal year to each of the Five Named Officers (and James J. Fahrner, who resigned from the Company in June 1995) together with an explanation relating compensation paid to Company performance. Philosophically, the Committee operates under the premises that executive base salaries must be competitive within the Company's industry and geographic region in order to attract and retain talented executives and that incentive compensation should be directly and materially linked to operating performance, both individual and corporate. The Company's Compensation Committee is comprised of three outside directors, and, in recent years, John Geishecker has served as Committee Chairman.

     During Fiscal 1995, the Committee met three times to review various matters relating to executive compensation, executive employee benefits and stock option incentives. In June and August 1995, the Committee met at the request of the Chief Executive Officer and the Chief Operating Officer to renegotiate new long-term employment contracts for both these officers that would be in better synchronization with their management chemistry for achieving positive operating results.

     In September 1995, the Committee again convened to review final senior management contract negotiations and make its recommendations to the Board of Directors. The Committee also reviewed individual officer performance with the Chief Executive Officer and, where appropriate, adjusted the base salaries of Company executives for the coming year based on the recommendations of both the Chief Operating and Executive Officers. In the determination of base salaries, the Committee reviewed industry and regional surveys of executive compensation in comparable companies. Except for Mr. Davis, who assumed added responsibilities during Fiscal 1995, the base salaries of the Five Named Officers have remained unchanged from the prior fiscal year. Mr. Davis' 44% increase in base compensation, in part, reflects a continuing realignment and sharing of responsibilities between the office of the Chief Executive Officer and the Chief Operating Officer. The Committee also reviewed the Chief Executive Officer's recommendations for senior management incentive bonuses. The size of the bonus pool is determined by the measure of realized corporate earnings as related to budgeted expectations, as approved by the Board of Directors, while individual participations in the pool are primarily determined by the recommendations of the Chief Executive and Operating Officers, whose own individual performance bonuses are predetermined by contract. Named Officers on average received a 37% increment to their aggregate 1995 base compensation. In all, fifteen members of senior management participated in the Fiscal 1995 $890,500 incentive bonus pool which grew 238% over the prior fiscal year.

     Stock options, granted under the 1988 Stock Option Plan, are used by the Company to attract and retain key executive officers and to recognize promotion to additional responsibilities within the Company. These options provide additional incentive to improve operational performance, as measured by the Company's public market value. Further, under the proposed Executive Stock Ownership Plan, as adopted by the Board of Directors on September 20, 1995, executive officers will receive a portion of any annual incentive bonus in Company stock until the executives own shares in an amount equal in value to at least 50% of their base annual salaries.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In determining Mr. Gelman's total compensation for Fiscal 1995, including incentive compensation, the Committee and outside directors weighed not only the factors outlined above but also his personal contributions to the Fiscal 1995 operating performance, which saw revenues increase 9% and net earnings increase 39%. This outstanding performance resulted from revenue enhancement, continuing margin improvement and related cost containment programs, developed under the Chief Executive Officer and implemented by the Chief Operating Officer. As a result, outside directors, with the recommendation of the Compensation Committee, approved a $300,000 incentive bonus and a 100,000 share stock option to be divided equally between both officers. As with others of the Five Named Officers who have not assumed additional responsibilities, Mr. Gelman's base compensation has remained unchanged.

Robert M. Collins                                      John A. Geishecker, Jr.
Nina I. McClelland                                              Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Collins, Mr. Geishecker and Dr. McClelland served as the members of the Compensation Committee in Fiscal 1995. No member of the Compensation Committee has an interlocking or insider participation that would affect compensation determination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the last fiscal year, the Company paid $30,293 to KREW Team, Inc. for financial consulting services, including related expenses, provided to the Company. John A. Geishecker, Jr., a director of the Company, is President and a director and shareholder of KREW Team, Inc.

PERFORMANCE GRAPH

     The following line graph compares the annual change in the cumulative total shareholder return on the Company's Common Stock during the Company's last five fiscal years with the annual change in the cumulative total return of the AMEX Market Value Index and the AMEX High Technology Index. Shareholder returns shown assume that $100 was invested in each of the Company's Common Stock, the AMEX Market Value Index and the AMEX High Technology Index at July 31, 1990, and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            AMONG GELMAN SCIENCES INC., THE AMEX MARKET VALUE INDEX
                       AND THE AMEX HIGH TECHNOLOGY INDEX

      MEASUREMENT PERIOD                 GELMAN       AMEX MARKET      AMEX HIGH
    (FISCAL YEAR COVERED)             SCIENCES INC        VALUE           TECH
7/90                                       100             100             100
7/91                                        82             104             119
7/92                                        96             110             132
7/93                                       185             124             127
7/94                                       342             124             127
7/95                                       504             148             179

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of the Company's Common Stock of each person known to the Company to be the beneficial owner of more than five percent (5%) of the total shares issued and outstanding on November 6, 1995. Under rules and regulations promulgated by the Securities and Exchange Commission, a person is deemed to be the "beneficial owner" of all the shares with respect to which he has or shares voting power or investment power, regardless of whether he is entitled to receive any economic benefit from his interest in the shares. Except as otherwise indicated, ownership is direct. As used herein, the term "voting power" means the power to vote or to direct the voting of shares and "investment power" means the power to dispose of or to direct the disposition of shares.

                         NAME AND ADDRESS                                             PERCENT
                                OF                                 SHARES               OF
                         BENEFICIAL OWNER                    BENEFICIALLY OWNED        CLASS
        ---------------------------------------------------  ------------------       -------
        Charles Gelman                                             973,821(a)          12.4%
          600 South Wagner Road
          Ann Arbor, MI 48103-9019
        Prudential Investment Advisors                             499,000              6.4%
          5 Prudential Plaza
          Newark, NJ 07102-3777
        RCM Capital Management                                     668,400              8.5%
          4 Embarcadero Center
          San Francisco, CA 94111-4189

---------------
(a) Mr. Gelman's beneficial ownership includes 7,426 shares allocated to him under the Company's Employee Benefit Plans. The total does not include 284,781 shares held by the Employee Stock Ownership Plan with respect to which he shares voting and investment power as a trustee.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides certain information regarding the beneficial ownership of the Company's Common Stock, as of November 6, 1995, by its directors (including the nominees), the Five Named Officers, Mr. Fahrner, and the directors and all executive officers of the Company as a group. Except as otherwise indicated, ownership is direct.

                                             STOCK BENEFICIALLY OWNED
                                                 INCLUDING OPTIONS              PERCENT
                         NAME                     AND WARRANTS(A)               OF CLASS
                -----------------------     ---------------------------         --------
                Charles Gelman                         973,821(b)                 12.4%
                Kim A. Davis                            75,711                        *
                James C. Marshall                      144,229                     1.8%
                Robert L. Buker                          3,969                        *
                James J. Fahrner                         8,303                        *
                Mark Sutter                             14,577                        *
                Robert M. Collins                        9,000                        *
                John A. Geishecker, Jr.                 44,100                        *
                Saul H. Hymans                           5,110                        *
                Hajime Kimura                            9,000                        *
                Nina I. McClelland                       8,750                        *
                Charles Newman                          14,962                        *
                All directors and
                  executive officers as
                  a group (15 persons)               1,342,665                    17.2%

---------------
* Less than 1% of outstanding shares of the Company's Common Stock.

(a) The number of unexercised option and warrant shares which are exercisable within 60 days after November 6, 1995, were: Charles Gelman, 0; Kim A. Davis, 75,000; Robert L. Buker, 0; James J. Fahrner, 0; James C. Marshall, 86,399; Mark Sutter, 12,186; Robert M. Collins, 9,000; John A. Geishecker, Jr., 44,100; Saul H. Hymans, 4,500; Hajime Kimura, 9,000; Nina I. McClelland, 8,550; Charles Newman, 9,000; and all executive officers and directors as a group (15 persons) 284,871. The warrants mentioned include warrants issued to non-employee directors subject to shareholder approval (see "PROPOSAL TO APPROVE WARRANTS ISSUED TO NON-EMPLOYEE DIRECTORS SINCE SEPTEMBER 1, 1992," above).

(b) See note (a) to the table above setting forth the security ownership of principal shareholders.

                                    AUDITORS

     The accounting firm of Coopers & Lybrand has been selected as the Company's independent certified public accountants for the fiscal year ended July 31, 1996. This firm has served as the Company's independent certified public accountants since May 13, 1988. A representative of the auditors is expected to be present at the Annual Meeting and will be available to answer questions. The representative will have the opportunity to make a statement if he or she desires to do so.

                             SHAREHOLDER PROPOSALS

     Any proposals to be considered for inclusion in the proxy material to be provided to shareholders of the Company for its next annual meeting to be held in 1996 must be made by a qualified shareholder and must be received by the Company no later than July 18, 1996.

                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company; its notice of meeting is attached to this Proxy Statement. The entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The management and Board of Directors of the Company have no information that other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders with respect to such matters.

                                          Edward J. Levitt
                                          Secretary

Ann Arbor, Michigan
November 15, 1995

                                GELMAN SCIENCES INC.
                           ANNUAL MEETING OF SHAREHOLDERS
                                 DECEMBER 15, 1995

PROXY
        The undersigned hereby appoints John A. Geishecker and Charles Newman, or any one of them, with power of substitution in each, the proxies of the undersigned at the Annual Meeting of Shareholders of Gelman Sciences Inc. to be held December 15, 1995, and at any adjournment thereof:

     The Board of Directors recommends a vote FOR Proposals 1,2,3, and 4.

        Election of Directors, Nominees:                        (change of address)
         Kim A. Davis                                   ---------------------------------------
         Saul H. Hymans                                 ---------------------------------------
         Nina I. McClelland                             ---------------------------------------
                                                        ---------------------------------------
                                                        (If you have written in the above space,
                                                        please mark the corresponding box on the
                                                        reverse side of this card.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 1,2,3, AND 4.

        (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

                                                           SHARES IN YOUR NAME
    PLEASE MARK YOUR
/X/ VOTES AS IN THIS
    EXAMPLE

                 FOR   WITHHELD                     FOR  AGAINST  ABSTAIN                                FOR  AGAINST  ABSTAIN
1. Election of   / /     / /     2. Approval and    / /   / /       / /    3. Approval and ratification  / /   / /       / /
   Directors                        ratification of                           of the Non-Employee
   (see reverse)                    issuance of                               Director Stock Plan.
                                    warrants to
                                    non-employee                           4. Approval and ratification  / /   / /      / /
For, except vote withheld from      directors since                           of the Executive Stock
the following nominee(s):           September 1, 1992.                        Ownership Plan.

---------------------------------



                                                Change
                                                  of      / /
                                               Address

                                               Attend
                                               Meeting    / /

SIGNATURE(S)                                                  DATE                                 PLEASE MARK, SIGN, DATE AND
            ------------------------------------------------       -----------------------      RETURN THIS PROXY CARD PROMPTLY
                                                                                                  USING THE ENCLOSED ENVELOPE.
SIGNATURE(S)                                                  DATE
            ------------------------------------------------       -----------------------
NOTE:  Please date this proxy and sign exactly as your name appears hereon.  If the shares are registered in more than one name, each joint owner should sign.  When signing as attorney, administrator, executor, personal representative, guardian or trustee, please add your title to the signature.  PLEASE SIGN AND RETURN THIS PROXY.


                                GELMAN SCIENCES INC.
                           ANNUAL MEETING OF SHAREHOLDERS
                                 DECEMBER 15, 1995

The undersigned, as a participant in The Gelman Sciences 401(k) Savings Plan, hereby directs the Trustee to vote (in person or by proxy) the number of shares of Gelman Sciences Inc. Common Stock credited to the undersigned's account under the plan at the Annual Meeting of Shareholders of Gelman Sciences Inc. to be held December 15, 1995, and at any adjournment thereof.

       The Board of Directors of Gelman Sciences Inc. recommends a vote
                         FOR Proposals 1,2,3, and 4.

        Election of Directors, Nominees:                        (change of address)
         Kim A. Davis                                   ---------------------------------------
         Saul H. Hymans                                 ---------------------------------------
         Nina I. McClelland                             ---------------------------------------
                                                        ---------------------------------------
                                                        (If you have written in the above space,
                                                        please mark the corresponding box on the
                                                        reverse side of this card.)

THIS DIRECTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY ON BEHALF OF THE BOARD OF DIRECTORS. THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE. THE SHARES REPRESENTED BY THIS DIRECTION CARD WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 1,2,3, AND 4.

        (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

                                                           SHARES IN YOUR NAME
    PLEASE MARK YOUR
(X) VOTES AS IN THIS
    EXAMPLE

                 FOR   WITHHELD                     FOR  AGAINST  ABSTAIN                                FOR  AGAINST  ABSTAIN
1. Election of   / /     / /     2. Approval and    / /   / /       / /    3. Approval and ratification  / /   / /       / /
   Directors                        ratification of                           of the Non-Employee
   (see reverse)                    issuance of                               Director Stock Plan.
                                    warrants to
                                    non-employee                           4. Approval and ratification  / /   / /      / /
For, except vote withheld from      Directors since                           of the Executive Stock
the following nominee(s):           SEPTEMBER 1, 1992.                        Ownership Plan.

---------------------------------



                                                Change
                                                  of      / /
                                               Address

                                               Attend
                                               Meeting    / /

SIGNATURE(S):                                                 DATE                           PLEASE MARK, SIGN, DATE AND
            ------------------------------------------------       -----------------------       RETURN THIS DIRECTION
                                                                                                 CARD PROMPTLY USING
                                                                                                 THE ENCLOSED ENVELOPE
SIGNATURE(S):                                                 DATE
            ------------------------------------------------       -----------------------
NOTE:  Please date this direction card and sign exactly as your name appears hereon.  If the shares are registered in more than one name, each joint owner should sign.  When signing as attorney, administrator, executor, personal representative, guardian or trustee, please add your title to the signature.  PLEASE SIGN AND RETURN THIS DIRECTION CARD.


                                    APPENDIX

                         AMENDMENT OF WARRANT AGREEMENT


TO:      Charles Newman

FROM:    Charles Gelman

DATE:    June 5, 1995


    Pursuant to, in accordance with and in implementation of a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on March 18, 1995, and so as to bring the grant of certain warrants into compliance with federal securities laws, you and the Corporation agree that each of the Warrant Agreements dated September 2, 1992, and July 17, 1994, under which you were granted 9,000 shares (after adjustment for stock splits) of the Common Stock, $0.10 par value, of the Corporation is hereby amended as follows:

1. The warrant may not be exercised in whole or in part within six months from the date of grant.

2. The grant of the warrant is subject to the approval and ratification of the shareholders of the Corporation and shall be put before the shareholders at the next annual meeting of shareholders following this amendment.

    Upon signing, this amendment shall be deemed to have been a part of the original agreement effective as of the date thereof.

                                               GELMAN SCIENCES INC.


                                               By: /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO

The above is agreed to and accepted:




/s/ Charles Newman
--------------------------
Charles Newman
Dated:  June 5, 1995

                               WARRANT AGREEMENT


TO:              Charles Newman

FROM:            Charles Gelman

DATE:            September 2, 1992


    Pursuant to and in accordance with a resolution of the Executive Committee of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on September 2, 1992, the Corporation hereby grants you a warrant (the "Warrant") to purchase 2,000 shares of the Common Stock, $.10 par value, of the Corporation (the "Shares") at $7.50 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ Charles Newman
---------------------------------
Dated:  September 2, 1992
        -------------------------

                               WARRANT AGREEMENT


TO:          Charles Newman

FROM:        Charles Gelman

DATE:        June 17, 1994


    Pursuant to and in accordance with a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on June 17, 1994, the Corporation hereby grants you a warrant (the "Warrant") to purchase 3,000 shares of the Common Stock, $0.10 par value, of the Corporation (the "Shares") at $16.38 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The
    Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ Charles Newman
------------------------
Charles Newman

Dated: June 17, 1994
       -----------------

                         AMENDMENT OF WARRANT AGREEMENT


TO:          Robert M. Collins

FROM:        Charles Gelman

DATE:        June 5, 1995


    Pursuant to, in accordance with and in implementation of a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on March 18, 1995, and so as to bring the grant of certain warrants into compliance with federal securities laws, you and the Corporation agree that the Warrant Agreement dated July 17, 1994, under which you were granted 9,000 shares (after adjustment for stock splits) of the Common Stock, $0.10 par value, of the Corporation is hereby amended as follows:

1. The warrant may not be exercised in whole or in part within six months from the date of grant.

2. The grant of the warrant is subject to the approval and ratification of the shareholders of the Corporation and shall be put before the shareholders at the next annual meeting of shareholders following this amendment.

    Upon signing, this amendment shall be deemed to have been a part of the original agreement effective as of the date thereof.

                                               GELMAN SCIENCES INC.



                                               By: /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO

The above is agreed to and accepted:



/s/ Robert M. Collins
----------------------------
Robert M. Collins
Dated:  June 5, 1995

                               WARRANT AGREEMENT


TO:          Robert M. Collins

FROM:        Charles Gelman

DATE:        June 17, 1994


    Pursuant to and in accordance with a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on June 17, 1994, the Corporation hereby grants you a warrant (the "Warrant") to purchase 6,000 shares of the Common Stock, $0.10 par value, of the Corporation (the "Shares") at $16.38 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The
    Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ Robert M. Collins
----------------------------
Robert M. Collins

Dated:  June 17, 1994
        --------------------

                         AMENDMENT OF WARRANT AGREEMENT


TO:          John A. Geishecker, Jr.

FROM:        Charles Gelman

DATE:        June 5, 1995


    Pursuant to, in accordance with and in implementation of a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on March 18, 1995, and so as to bring the grant of certain warrants into compliance with federal securities laws, you and the Corporation agree that the Warrant Agreement dated July 17, 1994, under which you were granted 4,500 shares (after adjustment for stock splits) of the Common Stock, $0.10 par value, of the Corporation is hereby amended as follows:

1. The warrant may not be exercised in whole or in part within six months from the date of grant.

2. The grant of the warrant is subject to the approval and ratification of the shareholders of the Corporation and shall be put before the shareholders at the next annual meeting of shareholders following this amendment.

    Upon signing, this amendment shall be deemed to have been a part of the original agreement effective as of the date thereof.

                                                   GELMAN SCIENCES INC.



                                                   By: /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO

The above is agreed to and accepted:



/s/ John A. Geishecker, Jr.
---------------------------------
John A. Geishecker, Jr.
Dated:  June 5, 1995

                               WARRANT AGREEMENT


TO:          John A. Geishecker, Jr.

FROM:        Charles Gelman

DATE:        June 17, 1994


    Pursuant to and in accordance with a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on June 17, 1994, the Corporation hereby grants you a warrant (the "Warrant") to purchase 3,000 shares of the Common Stock, $0.10 par value, of the Corporation (the "Shares") at $16.38 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The
    Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ John A. Geishecker, Jr.
--------------------------------
John A. Geishecker, Jr.

Dated:  June 17, 1994
        ------------------------

                         AMENDMENT OF WARRANT AGREEMENT


TO:          Dr. Saul H. Hymans

FROM:        Charles Gelman

DATE:        June 5, 1995


    Pursuant to, in accordance with and in implementation of a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on March 18, 1995, and so as to bring the grant of certain warrants into compliance with federal securities laws, you and the Corporation agree that the Warrant Agreement dated July 17, 1994, under which you were granted 4,500 shares (after adjustment for stock splits) of the Common Stock, $0.10 par value, of the Corporation is hereby amended as follows:

1. The warrant may not be exercised in whole or in part within six months from the date of grant.

2. The grant of the warrant is subject to the approval and ratification of the shareholders of the Corporation and shall be put before the shareholders at the next annual meeting of shareholders following this amendment.

    Upon signing, this amendment shall be deemed to have been a part of the original agreement effective as of the date thereof.

                                               GELMAN SCIENCES INC.



                                               By: /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO

The above is agreed to and accepted:




/s/ Saul H. Hymans
-----------------------------
Dr. Saul H. Hymans
Dated:  June 5, 1995

                               WARRANT AGREEMENT


TO:          Dr. Saul H. Hymans

FROM:        Charles Gelman

DATE:        June 17, 1994


    Pursuant to and in accordance with a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on June 17, 1994, the Corporation hereby grants you a warrant (the "Warrant") to purchase 3,000 shares of the Common Stock, $0.10 par value, of the Corporation (the "Shares") at $16.38 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The
    Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ Saul H. Hymans
------------------------
Dr. Saul H. Hymans

Dated:  June 17, 1994
      ------------------

                         AMENDMENT OF WARRANT AGREEMENT


TO:          Dr. Nina McClelland

FROM:        Charles Gelman

DATE:        June 5, 1995


    Pursuant to, in accordance with and in implementation of a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on March 18, 1995, and so as to bring the grant of certain warrants into compliance with federal securities laws, you and the Corporation agree that the Warrant Agreement dated July 17, 1994, under which you were granted 4,500 shares (after adjustment for stock splits) of the Common Stock, $0.10 par value, of the Corporation is hereby amended as follows:

1. The warrant may not be exercised in whole or in part within six months from the date of grant.

2. The grant of the warrant is subject to the approval and ratification of the shareholders of the Corporation and shall be put before the shareholders at the next annual meeting of shareholders following this amendment.

    Upon signing, this amendment shall be deemed to have been a part of the original agreement effective as of the date thereof.

                                               GELMAN SCIENCES INC.



                                               By: /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO

The above is agreed to and accepted:



/s/ Nina McClelland
--------------------------
Dr. Nina McClelland
Dated:  June 5, 1995

                               WARRANT AGREEMENT


TO:          Dr. Nina McClelland

FROM:        Charles Gelman

DATE:        June 17, 1994


    Pursuant to and in accordance with a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on June 17, 1994, the Corporation hereby grants you a warrant (the "Warrant") to purchase 3,000 shares of the Common Stock, $0.10 par value, of the Corporation (the "Shares") at $16.38 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The
    Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ Nina McClelland
---------------------------
Dr. Nina McClelland

Dated:  June 17, 1994
        -------------------

                         AMENDMENT OF WARRANT AGREEMENT


TO:          Dr. Hajime Kimura, M.D., Ph.D.

FROM:        Charles Gelman

DATE:        June 5, 1995


    Pursuant to, in accordance with and in implementation of a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on March 18, 1995, and so as to bring the grant of certain warrants into compliance with federal securities laws, you and the Corporation agree that the Warrant Agreement dated September 2, 1994, under which you were granted 9,000 shares of the Common Stock, $0.10 par value, of the Corporation is hereby amended as follows:

1. The warrant may not be exercised in whole or in part within six months from the date of grant.

2. The grant of the warrant is subject to the approval and ratification of the shareholders of the Corporation and shall be put before the shareholders at the next annual meeting of shareholders following this amendment.

    Upon signing, this amendment shall be deemed to have been a part of the original agreement effective as of the date thereof.

                                                GELMAN SCIENCES INC.




                                               By: /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO

The above is agreed to and accepted:



/s/ Hajime Kimura
---------------------------------
Dr. Hajime Kimura, M.D., Ph.D.
Dated:  June 5, 1995

                               WARRANT AGREEMENT


TO:          Dr. Hajime Kimura, M.D., Ph.D.

FROM:        Charles Gelman

DATE:        September 2, 1994


    Pursuant to and in accordance with a resolution of the Board of Directors of Gelman Sciences Inc. (the "Corporation") adopted at its meeting on September 2, 1994, the Corporation hereby grants you a warrant (the "Warrant") to purchase 9,000 shares of the Common Stock, $0.10 par value, of the Corporation (the "Shares") at $14.25 per Share, upon the terms and conditions contained in this Agreement.

1. The Warrant is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. The Warrant may not be transferred by you otherwise than by will or by the laws of descent and distribution and, during your lifetime, the Warrant is exercisable only by you.

3. Subject to the terms contained in this Agreement, you may exercise the Warrant in whole or in part beginning on the date of this Agreement.

4. This Warrant will expire (to the extent not previously exercised) on the tenth anniversary of the date of this Agreement, unless terminated earlier upon your termination of service as a member of the Board of Directors of the Corporation or your death, which are governed by Paragraphs 5 and 6 of this Agreement, respectively.

5. If your service as a member of the Board of Directors of the Corporation terminates for any reason other than your death, you have the right for a period of 90 days following such termination, but in no event subsequent to the expiration date of the Warrant, to exercise that portion of the Warrant, if any, which is exercisable by you on the date of termination of your service.

6. If your service as a member of the Board of Directors of the Corporation terminates by reason of your death, the Warrant, to the extent it is exercisable on the date of your death, may be exercised for a period of 180 days following your death, but in no event subsequent to the expiration date of the Warrant, by your legal representative or by the person or persons to whom your rights shall pass by will or by the laws of descent and distribution.

7. The Warrant shall be exercised by giving a written notice to the Secretary of the Corporation. Such notice shall specify the number of Shares to be purchased, the name in which you desire to have the shares registered, your address and your social security number and shall be accompanied by payment in full in cash of the aggregate exercise price for the number of Shares purchased and by the representation required by Paragraph 10 of this Agreement if the Shares to be issued upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Corporation in respect of any of the Shares issuable upon exercise of any part of the Warrant shall inure to you or any other person who is entitled to exercise the Warrant unless and until certificates representing such Shares shall have been issued.

8. Nothing contained in this Agreement, nor any action taken by the Corporation, shall confer upon you any right with respect to continuation of your service as a member of the Board of Directors of the Corporation.

9. If, upon or as a result of your exercise of the Warrant, there shall be payable by the Corporation any amount for income tax withholding, you will pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

10. Unless a registration statement covering the Shares subject to the Warrant is in effect under the Securities Act, all Shares purchased upon the exercise of the Warrant shall be acquired for investment and not with a view to, or for, sale in connection with any distribution thereof and each notice of exercise of the Warrant shall be accompanied by a representation in writing signed by you to that effect. The
    Corporation may place a legend upon any certificate representing the Shares purchased pursuant to exercise of the Warrant noting that the transfer of such Shares may be restricted under the Securities Act.

11. In the event that the outstanding shares of Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of Shares subject to the Warrant shall be appropriately adjusted.

12. The Shares issued upon exercise of the Warrant may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation.

                                                   Sincerely yours,


                                                   /s/ Charles Gelman
                                                   -----------------------------
                                                   Charles Gelman
                                                   Chairman of the Board and CEO


The above is agreed to and accepted:


/s/ Hajime Kimura
-----------------------------------
Dr. Hajime Kimura, M.D., Ph.D.

Dated: September 2, 1994
       ----------------------------

                              GELMAN SCIENCES INC.

                        NON-EMPLOYEE DIRECTOR STOCK PLAN


NAME AND GENERAL PURPOSE OF PLAN. The name of the plan is the Gelman Sciences Inc. Non-Employee Director Stock Plan (the "Plan"). The Plan was adopted by the Board of Directors (the "Board") of Gelman Sciences Inc. (the "Company") on September 20, 1995, subject to shareholder approval and ratification. The purpose of the Plan is to provide non-employee directors of the Company an opportunity to participate in future appreciation in the share value of the Company's stock, further aligning the interests of non-employee directors with the interests of shareholders of the Company, with the goal of maximizing return on shareholder investment. The opportunity to participate in Company stock appreciation is intended to enable the Company to attract and retain superior Board members. The Plan consists of two components: (1) stock options and (2) receipt of all or part of a non-employee director's fees in Company stock, in lieu of cash compensation, at the election of the non-employee director.

1. OPTIONS ISSUABLE UNDER PLAN. During each fiscal year, the Non-Employee Director Stock Plan Committee (the "Committee") will issue options, in accordance with Section 2, below, to purchase shares of the common stock of the Company ("Shares"). The maximum number of Shares with respect to which options may be granted under the Plan in any fiscal year of the Company is 41,000, subject to adjustment pursuant to Section 4, below (the "Plan Limit"). The Shares issued upon exercise of an option may be authorized but unissued shares or shares which have been reacquired by the Company, or a combination thereof.

2. OPTION PARTICIPANTS AND GRANTS. Upon initial election to office, each Participant will be granted an option to purchase 9,000 Shares and, on July 31 of each year following reelection to office, an option to purchase 1,000 Shares. Each such option will become first exercisable six months after the date of the grant, provided that the option recipient's status as a non-employee director of the Company has not changed and the Plan then remains in effect.
         Successive options may be granted to the same person, whether or not any option previously granted to such person remains unexercised. Each option granted pursuant to the Plan is referred to hereinafter as an "Option," and each non-employee director of the Company is referred to hereinafter as a "Participant."

3. OPTION PRICE. The exercise price per share underlying each Option will be the closing price per share of Common Stock on the American Stock Exchange on the last trading day immediately preceding the date of grant. The Option exercise price will be payable in whole or in part, at the election of the Participant, (i) in cash or (ii) in shares of Common Stock valued at the closing price for Common Stock on the American Stock Exchange on the last trading day immediately preceding the date of exercise, to the extent permitted by all applicable laws and regulations, unless the Committee determines that the application of any Financial Accounting Standard Board rule affecting the tender of shares would be detrimental to the best interests of the Company.

4. ADJUSTMENTS. The Committee will provide for such adjustments in the exercise price per share with respect to each outstanding Option and in the number of shares covered by each outstanding Option as is equitably required to prevent dilution or enlargement of the rights of any Participant that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, separation, reorganization or partial or complete liquidation or (c) any transaction or event having an effect similar to any of the foregoing.

5. EXPIRATION; TRANSFER; EXERCISE; RELOAD OPTIONS. Each Option granted under the Plan will expire on the date that is ten (10) years from the date of grant. No Option will be transferable by a Participant otherwise than by will or the laws of descent and distribution. A Participant may exercise an Option UPON RECEIPT BY the Company of such forms as the Company may require in advance of exercise and the required payment. A stock certificate may be issued as soon as practical after exercise and payment. An Option is exercisable during the Participant's lifetime only by the Participant, except that in case of incompetence or disability of a Participant, an Option may be exercised on behalf of the Participant by his or her guardian or legal representative. The Company will assist any Participant in effecting a "cashless exercise" of any Option; that is, if, immediately following an Option exercise, the Participant decides to sell all or any of the shares underlying the Option, the Participant will receive (in lieu of a certificate evidencing such shares) the amount by which the sale price of such shares exceeds the exercise price, after deducting applicable taxes and brokerage fees, but without deduction for interest that might otherwise be paid on any advance of monies to the Participant between the exercise and settlement dates. Each Participant will receive an automatic grant of an additional Option (a "reload option") for an equal amount of shares at an option price determined in accordance with Section 3 above upon the exercise of an Option through the delivery of shares of Common Stock, in the manner set forth in the Stock Option Agreement (defined in Section 6, below). The number of Shares with respect to which reload options are granted will be counted against the Plan Limit as of the date of grant.

6. STOCK OPTION AGREEMENT; CANCELLATION. The granting of any Option shall be evidenced by a stock option agreement ("Stock Option Agreement") which may contain such other terms, provisions and conditions not inconsistent with the terms of the Plan as determined by the Committee. Such Stock Option Agreement may, with the concurrence of the affected Participant (and subject to the limitations set forth in Section 10, below), be amended by the Committee, provided that the terms of each such amendment are not inconsistent with the terms of the Plan. The Committee may, with the concurrence of the affected

         Participant, cancel any Option granted under the Plan or any warrant for the purchase of the Company's common stock granted to any non-employee director of the Company pursuant to one or more warrant agreements entered into prior to September 20, 1995. In the event of any cancellation of an outstanding Option, the Company may authorize the granting of one or more new Options under the Plan in such manner, at such price and subject to similar terms and conditions as would have been applicable had the cancelled Option not been granted. In the event of any cancellation of an outstanding warrant, the Committee may authorize the granting of one or more Options under the Plan for the same number of shares at the same exercise price and upon the terms set forth in the warrant, or, at the election of the Participant, providing for exercise in such manner, at such price and subject to similar terms and conditions as would have been applicable had the cancelled warrant not been granted.

7. STOCK IN LIEU OF DIRECTORS' FEES. Each Participant may elect to receive shares of Common Stock in an amount equal to, and in lieu of, all or part of the fees that otherwise would be paid by the Company to such Participant as compensation for serving on the Board. For purposes of such payment in stock, a share of Common Stock will be valued at the closing price on the American Stock Exchange on the last trading day of the fiscal quarter prior to the scheduled date for payment of such fees. The value of any fractional share amount will be paid in cash. Such election may be made by written notice to the Company's Secretary prior to the start of each fiscal year.

8. TERMINATION OF PARTICIPATION. In the event of the death of any Participant, any Option issued to that Participant which is exercisable on the date of death may be exercised for a period of 180 days following the date of death, but in no event subsequent to the expiration date of that Option, by the legal representative of the estate of the Participant or by the person or persons to whom the Participant's rights shall pass by will or by the laws of descent and distribution. In the event a Participant's service on the Board is terminated for any other reason, to the extent any Option issued to that Participant is exercisable on the date of termination, that Option may be exercised by the Participant for a period of 90 days following the date of termination, but in no event subsequent to the expiration date of that Option.

9. ADMINISTRATION. The Plan will be administered by the Committee, comprised initially of three or more directors or executive officers of the Company, none of whom may be a Participant, but each of whom may be an employee or employee-director of the Company. A majority of Committee members will constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or the unanimous written action of the Committee, will be considered the action of the Committee.

10. PLAN AMENDMENT; TERMINATION. This Plan is subject to initial ratification and approval of the Company's shareholders, but may be terminated or amended


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         thereafter from time to time by the Committee.  However, no such amendment by the Committee shall (a) increase the maximum number of shares of Common Stock that may be issued under this Plan, subject to adjustments pursuant to Section 4 above, (b) change the designation in Section 2 of the persons eligible to be granted Option or (c) cause Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 to cease to be applicable to this Plan without further approval of the shareholders of the Company. Neither the Plan, nor any Stock Option Agreement, may be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Security Act, or the rules thereunder, or rules promulgated by the Commission.

11. GOVERNING RULES. This Plan is intended to comply with and be subject to Rule 16b-3 as in effect prior to May 1, 1991. The Committee may at any time elect that this Plan shall be subject to a successor to this rule and, without shareholder approval, make any and all amendments to this Plan that are necessary to comply with the provisions of the Rule as then in effect or make any other amendments that do not require shareholder approval under applicable rules and regulations then in effect.


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                              GELMAN SCIENCES INC.

                         EXECUTIVE STOCK OWNERSHIP PLAN


1.       PURPOSE

         The Gelman Sciences Inc. Executive Stock Ownership Plan (the "Plan") is intended to foster and promote the long-term growth and performance of Gelman Sciences Inc. (the "Company") by requiring and enabling the acquisition of a significant personal equity interest in the Company by those Company executives upon whose judgment and efforts the Company is largely dependent for the successful conduct of its business. As equity holders, Company executives will participate in future appreciation in the share value of the Company's stock, thus further aligning their interests with the interests of other shareholders of the Company, with the goal of maximizing return on shareholder investment. The opportunity to participate in Company stock appreciation should enable the Company to attract and retain key executives critical to the long-term success of the Company. The Plan was adopted by the Company's Board of Directors on September 20, 1995, with an effective date of August 1, 1995, subject to shareholder approval and ratification.

2.       BACKGROUND

         The Plan is a feature of the Company's Executive Compensation Plan, also adopted by the Board on September 20, 1995, with an effective date of August 1, 1995. Pursuant to the Executive Compensation Plan, the Board or its Compensation Committee (the "Committee") will make an annual determination as to the dollar amount of a bonus pool to be allocated among the Company's executive officers and other employees. It is the goal of the Company that each executive officer acquire and retain ownership of no fewer than that number of shares of the Company's common stock ("Common Stock") with a value equal to fifty percent (50%) of such officer's annual base salary (the "Equity Value Requirement"), as adjusted from time to time. Consistent with that goal, the annual bonus paid to each executive officer will be paid in the form of a specified amount of Common Stock, and the remainder of the bonus will be paid in cash. As of each July 31st during the period in which the Plan is in effect, the value of each executive officer's beneficial ownership of Common Stock will be calculated, using the closing price on the principal stock exchange on which the Common Stock is then traded for such day, or, if it is not a trading day, then on the last trading day immediately preceding such day. If the Equity Value Requirement is not met by an executive officer as of any July 31st, the annual bonus received by that officer for that year will have a stock component. The size of the stock component will be sufficient to satisfy the Equity Value Requirement, subject to the limitation that the value of the stock component paid to an executive officer with respect to any year will not exceed the lesser of thirty percent (30%) of that officer's annual bonus or ten percent (10%) of such officer's annual base salary for that year.

3.       ADMINISTRATION

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


         The Plan will be administered by a committee ("Committee"), comprised of three or more disinterested members of the Board, none of whom will be an employee of the Company or a participant in the Plan. A majority of Committee members will constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or the unanimous written action of the Committee, will be considered the action of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee will have the authority, in its discretion, to determine all matters relating to awards under the Plan. All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board shall be final and conclusive.

4.       PARTICIPANTS

         The Chief Executive Officer, the Chief Operating Officer and all other executive officers of the Company will participate in the Plan.

5.       STOCK SUBJECT TO THE PLAN; ADJUSTMENTS

         The stock awarded under the Plan will be shares of Common Stock and may be authorized and unissued shares or shares now held or subsequently acquired by the Company or a combination thereof, as the Board may from time to time determine. The aggregate number of shares to be awarded under the Plan will not exceed 100,000, subject to adjustment for any increase or decrease in the number of issued shares of Common Stock resulting from any reorganization, capitalization, stock split, stock dividend or similar corporate transaction.

6.       STOCK AWARDS

         Stock awards under the Plan will be determined pursuant to the provisions of Section 2, above.

7.       WITHHOLDING TAXES

         The Company will have the right to deduct from any award made under the Plan an amount sufficient to cover withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations, including the withholding from any other cash amounts due or to become due from the Company to the participant an amount equal to such taxes.

8.       TERM OF THE PLAN

         The Plan is effective as of August 1, 1995, and shall remain in full force and effect until all the Common Stock subject to it shall have been issued pursuant to the provisions hereof, unless sooner terminated by the Board.

9.       PLAN AMENDMENT; TERMINATION

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


         This Plan is subject to initial ratification and approval by the Company's shareholders, but may be terminated or suspended or amended thereafter from time to time by the Committee or the Board; provided, however, no amendment by the Committee or the Board shall (a) increase the maximum number of shares of Common Stock that may be issued under the Plan, subject to adjustments pursuant to Section 5 above, (b) change the designation in Section 4 of the Plan participants or (c) cause Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the
         "Exchange Act") to cease to be applicable to this Plan, without further approval of the shareholders of the Company. The Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder, or rules promulgated by the Commission.

10.      INDEMNIFICATION

         Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such person may be entitled under the Company's Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold such person harmless.



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11.      REQUIREMENTS OF LAW

         The issuance of Common Stock under the Plan will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and be governed by the laws of the State of Michigan.

         It is the intention of the Company that the Plan will comply in all respects with Rule 16b-3, including any successor provision to Rule 16b-3, and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, that provision will be deemed null and void, and in all events the Plan will be construed in favor of its meeting the requirements of Rule 16b-3.
         Specifically, the Plan is intended to comply with and be subject to Rule 16b-3 as in effect prior to May 1, 1991. The Committee may at any time elect that this Plan shall be subject to a successor to this rule and, without shareholder approval, make any and all amendments to this Plan that are necessary to comply with the provisions of the Rule as then in effect or make any other amendments that do not require shareholder approval under applicable rules and regulations then in effect. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants, if any.



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